UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: March 3, 2015

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5980 Horton Street, Suite 550, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 3, 2015, NovaBay Pharmaceuticals, Inc. (the “Company”) entered into a definitive securities purchase agreement (the “Purchase Agreement”) with certain purchasers identified on the signature pages thereto (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers, subject to customary closing conditions, an aggregate of 9,273,332 immediately separable units (the “Units”) comprising an aggregate of 9,273,332 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), warrants with a 5-year term (the “Long-Term Warrants”) to purchase up to 6,954,998 additional shares of Common Stock (the “Long-Term Warrant Shares”) and warrants with a 15-month term (the “Short-Term Warrants,” and together with the “Long-Term Warrants,” the “Warrants” ) to purchase up to 9,273,332 additional shares of Common Stock (the “Short-Term Warrant Shares” and together with the “Long-Term Warrant Shares”, the “Warrant Shares” ) for an aggregate purchase price of $4,928,999.20 (the “Private Placement”). The per Unit purchase price for a share of Common Stock and the Warrants to purchase shares of Common Stock is $0.50 for non-Affiliates and $0.60 for Affiliates (as defined below).

The Purchasers consist solely of accredited investors, including (i) Ramin Najafi, the Chief Executive Officer and member of the Board of Directors of the Company (the “Board”), (ii) Mark Sieczkarek, a member of the Board, and (iii) Pioneer Pharma (Singapore) Pte. Ltd., the largest stockholder of the Company (each an “Affiliate” and together, the “Affiliates”). The closing of the Private Placement occurred on March 6, 2015, following the satisfaction of certain closing conditions specified in the Purchase Agreement (the “Closing Date”).

The Long-Term Warrants and the Short-Term Warrants issued on the Closing Date have a per share exercise price of $0.65 and $0.60, respectively. The Long-Term Warrants will be exercisable at any time and from time to time on or after September 6, 2015, six months from the date of issuance, and will continue to be exercisable for five years thereafter. The Short-Term Warrants will be exercisable at any time and from time to time on or after September 6, 2015, six months from the date of issuance, and will continue to be exercisable for nine months thereafter. The exercise price is payable in cash or, under certain conditions, may be satisfied through a cashless exercise, at the option of the Warrant holder. The Short-Term Warrants include a mandatory exercise provision whereby the Company will have the right, at any time after all Exercise Conditions (as defined in the Short-Term Warrants) are satisfied, to require the holders of the Warrants to exercise the Warrants in whole or in part and assuming the Common Stock remains listed on an established trading market. Each Warrant also provides that the holder thereof may not exercise such Warrant for a number of shares of Common Stock in excess of that number of shares that would cause the holder (together with its affiliates) to beneficially own more than 4.99% of the Company’s Common Stock immediately outstanding after such exercise.

On March 6, 2015, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to file as many registration statements with the Securities and Exchange Commission (the “SEC”) as may be necessary to cover the resale of the Shares and the Warrant Shares by the Purchasers, to use its best efforts to have all such registration statements declared effective within the timeframes set forth in the Purchase Agreement, and to keep such registration statements effective for the terms defined therein. In the event that such registration statements are not filed or declared effective within the timeframes set forth in the Purchase Agreement, or any such effective registration statements subsequently become unavailable, the Company would be required to pay partial liquidated damages equal to 1.0% of the aggregate Unit purchase price per month for each default. The Company will bear all expenses of such registration of the resale of the Shares and the Warrant Shares, pursuant to certain limitations described in the Registration Rights Agreement.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Purchasers, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement: were made only for purposes of such Purchase Agreement; are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The securities to be issued by the Company pursuant to the Purchase Agreement and upon exercise of the Warrants have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, promulgated by the SEC, and in reliance on similar exemptions under applicable state laws. Upon completion of the transaction, a Form D filing will be made in accordance with the requirements of Regulation D.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, and the Warrants are only brief summaries of such agreements and documents, do not purport to be complete and are qualified in their entirety by reference to the forms of the Warrants, the Purchase Agreement and the Registration Rights Agreement filed as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above are incorporated herein for this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Short-Term Warrant to purchase shares of Common Stock.
4.2	Form of Long-Term Warrant to purchase shares of Common Stock.
10.1	Form of Securities Purchase Agreement, dated March 3, 2015, between NovaBay Pharmaceuticals, Inc. and the purchasers identified on Schedule I thereto.
10.2	Form of Registration Rights Agreement, dated March 6, 2015, between NovaBay Pharmaceuticals, Inc. and the purchasers identified on Schedule I of the Securities Purchase Agreement, dated March 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Thomas J. Paulson
Thomas J. Paulson
Chief Financial Officer and Treasurer

Dated: March 6, 2015

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Short-Term Warrant to purchase shares of Common Stock.
4.2	Form of Long-Term Warrant to purchase shares of Common Stock.
10.1	Form of Securities Purchase Agreement, dated March 3, 2015, between NovaBay Pharmaceuticals, Inc. and the purchasers identified on Schedule I thereto.
10.2	Form of Registration Rights Agreement, dated March 6, 2015, between NovaBay Pharmaceuticals, Inc. and the purchasers identified on Schedule I of the Securities Purchase Agreement, dated March 3, 2015.